                                                                    EXHIBIT 99.2

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to September Monthly Operating Report

                                         Summary Of Bank, Investment & Petty Cash Accounts                             Attachment 1
                                                 Great Ocean Cruise Line, L.L.C.
Summary                                              Case No: 01-10959 (JCA)                                              UNAUDITED
Great Ocean Cruise Line, LLC For                    Month Of September, 2002

                                        Balances
                              ----------------------------    Receipts &              Bank
                                 Opening        Closing       Disbursements           Statements     Account
Account                       As Of 9/01/02  As Of 9/30/02    Included                Included       Reconciled
-------                       -------------  -------------    --------                --------       ----------
Mississippi Queen Steamer         15,105.72       4,000.00    Yes                     No - Not       Yes
Hibernia                                                                              Concentration
Account # - 812-502-719                                                               Account

Mississippi Queen                      0.00           0.00    No - No                 Not A Bank     No - No
Petty Cash                                                    Activity                Account        Activity

                                                   Receipts & Disbursements                                            Attachment 2
                                               Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer                        Case No: 01-10959 (JCA)                                                UNAUDITED
                                                          Hibernia
                                              Mississippi Queen Steamer Account
                                                  Account # - 812-502-719
                                               1 September 02 - 30 September 02

Opening Balance - 1 September 02
                        15,105.72

Receipts

                       ----------
                             0.00            Total Receipts

Disbursements
                       (11,105.72)           To DQSC - Hibernia
                                             DQ Master Cash Acct # 812395335

                       ----------
                       (11,105.72)           Total Disbursements

Closing Balance - 30 September 02
                         4,000.00

                                         Concentration & Investment Account Statements                                 Attachment 3
                                              Great Ocean Cruise Line, L.L.C.
Summary                                          Case No: 01-10959 (JCA)
Great Ocean Cruise Line, LLC                   For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 11:35:21
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: SEP-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                         PTD-Actual
                                                          30-Sep-02
                                                         ----------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                        ----------
Net Revenue                                                   0.00

Operating Expenses
Air                                                       8,983.97
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                          1,718.96
                                                        ----------
Total Operating Expenses                                 10,702.93

                                                        ----------
Gross Profit                                            (10,702.93)

SG&A Expenses
General and Admin Expenses                                   89.26
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                        ----------
Total SG&A Expenses                                          89.26

                                                        ----------
EBITDA                                                  (10,792.19)

Depreciation                                                  0.00

                                                        ----------
Operating Income                                        (10,792.19)

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
                                                        ----------
Total Other Expense/(Income)                                  0.00

                                                        ----------
Net Pretax Income/(Loss)                                (10,792.19)

Income Tax Expense                                            0.00

                                                        ----------
Net Income/(Loss)                                       (10,792.19)
                                                        ==========

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:25
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: SEP-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                        YTD-Actual               YTD-Actual
                                                         30-Sep-02                22-Oct-01
                                                        ----------               ----------
ASSETS

Cash and Equivalent                                         226.00                91,427.94

Restricted Cash                                               0.00                     0.00

Accounts Receivable                                           0.00                61,448.42

Inventories                                                   0.00               387,173.50

Prepaid Expenses                                              0.00                 9,438.70

Other Current Assets                                          0.00               (14,555.00)

                                                     -------------           --------------
Total Current Assets                                        226.00               534,933.56


Fixed Assets                                                  0.00            32,530,486.54

Accumulated Depreciation                                      0.00           (22,994,750.57)

                                                     -------------           --------------
Net Fixed Assets                                              0.00             9,535,735.97


Net Goodwill                                                  0.00                     0.00

Intercompany Due To/From                             21,471,102.47            19,836,574.32

Net Deferred Financing Fees                                   0.00                     0.00

Net Investment in Subsidiaries                                0.00                     0.00

                                                     -------------           --------------
Total Other Assets                                   21,471,102.47            19,836,574.32

                                                     -------------           --------------
Total Assets                                         21,471,328.47            29,907,243.85
                                                     =============           ==============

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:25
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: SEP-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                      YTD-Actual               YTD-Actual
                                                       30-Sep-02                22-Oct-01
                                                      ----------               ----------
LIABILITIES

Accounts Payable                                          1,826.90                 9,423.11

Accrued Liabilities                                           0.00               935,232.90

Deposits                                                      0.00                     0.00

                                                     -------------            -------------
Total Current Liabilities                                 1,826.90               944,656.01


Long Term Debt                                                0.00                     0.00

Other Long Term Liabilities                                   0.00                     0.00

                                                     -------------            -------------
Total Liabilities                                         1,826.90               944,656.01

Liabilities Subject to Compromise                     2,415,311.72             2,827,647.41

OWNER'S EQUITY

Common Stock                                                  0.00                     0.00

Add'l Paid In Capital                                 4,571,000.00             4,571,000.00

Current Net Income (Loss)                            (6,722,952.87)             (984,131.23)

Retained Earnings                                    21,206,142.72            22,548,071.66

                                                     -------------            -------------
Total Owner's Equity                                 19,054,189.85            26,134,940.43

                                                     -------------            -------------
Total Liabilities & Equity                           21,471,328.47            29,907,243.85
                                                     =============            =============

Great Ocean Cruise Line, LLC

                                                     ATTACHMENT 6 01-10959 (JCA)
                                        Summary List of Due To/Due From Accounts
                                          for the Month Ended September 30, 2002

                                                                BEGINNING                                               ENDING
AFFILIATE NAME                                CASE NUMBER        BALANCE            DEBITS            CREDITS           BALANCE
American Classic Voyages Co.                    01-10954      29,579,572.10               --                 --      29,579,572.10
AMCV Cruise Operations, Inc.                    01-10967     (22,082,737.26)          397.49          10,792.19     (22,093,131.96)
The Delta Queen Steamboat Co.                   01-10970      17,646,492.09        11,105.72         252,672.88      17,404,924.93
DQSB II, Inc.                                   01-10974            (877.52)              --                 --            (877.52)
Great AQ Steamboat, L.L.C                       01-10960          14,507.47               --                 --          14,507.47
Great Pacific NW Cruise Line, L.L.C             01-10977          10,219.55               --                 --          10,219.55
Great River Cruise Line, L.L.C                  01-10963        (503,950.75)              --                 --        (503,950.75)
Cruise America Travel, Incorporated             01-10966      (2,953,907.27)              --                 --      (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C              01-10964          85,950.95               --                 --          85,950.95
Cape Cod Light, L.L.C                           01-10962           4,980.00               --                 --           4,980.00
Cape May Light, L.L.C                           01-10961           1,844.01               --                 --           1,844.01
Project America, Inc.                           N/A               (4,475.20)              --                 --          (4,475.20)
Great Hawaiian Cruise Line, Inc.                01-10975         (37,394.43)              --                 --         (37,394.43)
Great Hawaiian Properties Corporation           01-10971         (34,964.32)              --                 --         (34,964.32)
Great Independence Ship Co.                     01-10969          (2,195.09)              --                 --          (2,195.09)
                                                             ---------------------------------------------------------------------
                                                              21,723,064.33        11,503.21         263,465.07      21,471,102.47
                                                             =====================================================================

                        Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JCA)

                           Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                               MISSISSIPPI QUEEN
                               AP-STEAMER CHECKS

                              21-000-221300-00000

                                  SEPTEMBER-02

OUTSTANDING CHECKS:

                      17103 Garrett TV & Appliances            498.75
                      17104 Marvin Ross                        957.96
                      17165 Jim Coulson-MCI                     50.69
                      17183 S. Baham-Spiegel                    20.00
                      17190 C. Sisson-J. Sisson                199.50
                      17248 A. Sisson-J. Sisson                100.00

                                                             --------
                      Total per G/L:                         1,826.90
                                                             ========

                                 ATTACHMENT # 8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                 ATTACHMENT 9
                  NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.